UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2004

TEMPUR-PEDIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit	Description
99.1	Press Release dated July 22, 2004 announcing financial results for the second quarter ended June 30, 2004.

Item 9. Regulation FD Disclosure

The information furnished under Item 12 of this Form 8-K, including Exhibit 99.1 furnished herewith, is hereby incorporated by reference under this Item 9 as if fully set forth herein.

Item 12. Results of Operations and Financial Condition

On July 22, 2004, Tempur-Pedic International Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004, including certain non-GAAP financial results. This press release includes reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures and is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004

Tempur-Pedic International Inc.

By:	/s/ Robert B. Trussell, Jr.
Name:	Robert B. Trussell, Jr.
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 22, 2004 announcing financial results for the second quarter ended June 30, 2004.